Exhibit 99.1

22nd Century Group Reports Second Quarter 2024 Financial Results

Path to Cash Positive Operations in Q1 2025

Continued Fiscal Discipline with 2Q24 Financial Results

Reduced Net Debt by ~$6.3 Million Year-to-Date

MOCKSVILLE, N.C., August 13, 2024 — 22nd Century Group, Inc. (Nasdaq: XXII) today announced results for the second quarter ended June 30, 2024, and provided an update on recent business highlights.

Second Quarter 2024 Financial Results (compared to First Quarter 2024, except as noted)

All figures reported below reflect continuing operations, excluding discontinued operations related to the sale and exit of the Company’s hemp/cannabis franchise in late 2023.

●	Net revenues increased sequentially by 22.8% to $7.9 million, compared to $6.5 million.
●	Gross profit was $0.6 million, compared to $(1.1) million.
●	Operating loss declined 53.8% to $2.0 million, compared to $4.4 million.
●	Net loss decreased 61.4% to $2.2 million, compared to $5.5 million.
●	Basic and diluted EPS improved to $(0.30), compared to $($1.72).
●	Adjusted EBITDA declined to a loss of $2.6 million, from a loss of $3.5 million.

“The second quarter financial results demonstrate our ongoing progress in the rapid transformation of 22nd Century’s operations, including improved revenues based on many new CMO opportunities, positive gross profit, and significantly reduced operating expenses for our Company,” said Larry Firestone, Chairman and CEO. “Our revenue growth from new contract volumes we have secured will continue to ramp in the latter half of fiscal 2024 as we work to achieve cash positive operations by the first quarter of 2025. Additionally, our emphasis on debt reduction and improvements to the balance sheet have allowed us to focus our cash resources on operating the business.”

Second Quarter 2024 - Discussion of Product Line Net Revenues

●	Cigarette net revenues, including export volume, increased to $4.1 million or 8% compared to $3.8 million in the prior year comparable period on neutral volume increases. Q2 2024 cigarette sales benefitted from strong summer seasonal demand with key customers, price increases that took effect in April 2024 and a one-time Spectrum® research cigarette order which provided a $0.9 million boost.
●	Filtered cigars net revenues decreased to $3.3 million, compared to $3.9 million in the prior year comparable period, reflecting lower volumes as the Company continues to transition away from low or negative margin manufacturing agreements, in favor of higher margin cigarette manufacturing agreements. Additionally, price increases for certain customers took effect in April 2024.
●	Cigarillo distribution net revenues amounted to $0.6 million, reflective of the expanded Pinnacle branded product offerings launched in Q2 2024 with a top-five national convenience store chain.
●	VLN® cigarette net revenues were negligible in the second quarter, a decrease from the comparable prior year period which benefited from stocking orders with major c-stores. While the Company has secured broad distribution of its VLN® products, the sell-through has not yet materialized. [The Company is making changes to rebrand and relaunch its VLN® products, which will be discussed further on the conference call noted below.]

Conference Call

22nd Century will host a live webcast today at 8:00 a.m. E.T. to discuss its second quarter 2024 financial results and business highlights. The live and archived webcast will be accessible in the Events section on 22nd Century’s Investor Relations website at https://ir.xxiicentury.com/events.

Summary Financial Results

(dollars in thousands, except per share data)

	Three Months Ended
	June 30,		Change
	2024	2023	$	%
Revenues, net	$7,947	$8,050	(103)	(1.3)
Gross profit (loss)	$570	$(961)	1,531	(159.3)
Operating loss	$(2,047)	$(12,043)	9,996	(83.0)
Net loss from continuing operations	$(2,214)	$(13,708)	11,494	(83.8)
Basic and diluted loss per common share from continuing operations	$(0.30)	$(15.61)	15	(98.1)
Adjusted EBITDA (a)	$(2,589)	$(10,251)	7,662	74.7

	Six Months Ended
	June 30,		Change
	2024	2023	$	%
Revenues, net	$14,416	$16,977	(2,561)	(15.1)
Gross profit (loss)	$(559)	$(944)	385	(40.8)
Operating loss	$(6,481)	$(22,446)	15,965	(71.1)
Net loss from continuing operations	$(7,664)	$(24,537)	16,873	(68.8)
Basic and diluted loss per common share from continuing operations	$(1.44)	$(28.46)	27	(94.9)
Adjusted EBITDA (a)	$(6,089)	$(19,213)	13,124	68.3

(a) Adjusted EBITDA is a non-GAAP financial measure. Please see “Notes Regarding Non-GAAP Financial Information” for additional information regarding our use of non-GAAP financial measures. Refer to Tables A at the end of this release for reconciliations of adjusted amounts to the closest corresponding GAAP financial measures.

Summary Product Line Results

(in thousands)

	Three Months Ended
	June 30,
	2024		2023		Change
	$	Cartons	$	Cartons	$	Cartons
Contract Manufacturing
Cigarettes	4,107	169	3,797	155	310	14
Filtered Cigars	3,303	459	3,931	612	(628)	(153)
Cigarillos	552	91	-	-	552	91
Total Contract Manufacturing	7,962	719	7,728	767	234	(48)
VLN®*	(15)	0	322	8	(337)	(8)
Total Product Line Revenues	7,947	719	8,050	774	(103)	(56)

*VLN® sales for the three-month period ended June 30, 2024 were negligible, offset by promotion and rebate expenses accruals.

	Six Months Ended
	June 30,
	2024		2023		Change
	$	Cartons	$	Cartons	$	Cartons
Contract Manufacturing
Cigarettes	6,867	260	8,286	436	(1,419)	(176)
Filtered Cigars	6,927	995	8,326	1,316	(1,399)	(321)
Cigarillos	552	91	-	-	552	91
Total Contract Manufacturing	14,346	1,346	16,612	1,752	(2,266)	(406)
VLN®	70	2	365	9	(295)	(7)
Total Product Line Revenues	14,416	1,348	16,977	1,761	(2,561)	(413)

About 22nd Century Group, Inc.

22nd Century Group, Inc. (NASDAQ: XXII) is an agricultural biotechnology company focused on tobacco harm reduction by offering tobacco products with 95% less nicotine, designed to improve health and wellness by helping smokers smoke less.  Backed by comprehensive and extensively patented technologies that regulate nicotine biosynthesis activities in the tobacco plant, the Company has pioneered the development of high-yield, proprietary reduced nicotine content (RNC) tobacco plants and clinically validated RNC cigarette products. The Company received the first and only FDA Modified Risk Tobacco Product (MRTP) authorization for a combustible cigarette in December 2021. The Company is a subsequent participating manufacturer under the Master Settlement Agreement ("MSA") and vertically integrated for the production of both its own products and contract manufacturing operations ("CMO"), which consist primarily of branded filtered cigars and conventional cigarettes.

Learn more at xxiicentury.com, on Twitter, on LinkedIn, and on YouTube.

Learn more about VLN® at tryvln.com.

Notes regarding Non-GAAP Financial Information

In addition to the Company’s reported results in accordance with generally accepted accounting principles in the United States of America (“GAAP”), the Company provides EBITDA and Adjusted EBITDA.

In order to calculate EBITDA, the Company adjusts net (loss) income by adding back interest expense (income), provision (benefit) for income taxes, and depreciation and amortization expense. Adjusted EBITDA consists of EBITDA adjusted by the Company for certain non-cash and/or non-operating expenses, including adding back equity-based employee compensation expense, restructuring and restructuring-related charges such as impairment, acquisition and transaction costs, and other unusual or infrequently occurring items, if applicable, such as inventory reserves and adjustments, gains or losses on disposal of property, plant and equipment, and gains or losses on investments.

The Company believes that the presentation of EBITDA and Adjusted EBITDA are important financial measures that supplement discussion and analysis of its financial condition and results of operations and enhances an understanding of its operating performance. While management considers EBITDA and Adjusted EBITDA to be important, these financial performance measures should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP, such as operating (loss) income, net (loss) income and cash flows from operations. Adjusted EBITDA is susceptible to varying calculations and the Company’s measurement of Adjusted EBITDA may not be comparable to those of other companies.

Net total debt is calculated as total principal amount of debt outstanding less cash and cash equivalents. In addition to the performance measures identified above, we believe that net total debt provides a meaningful measure of liquidity and a useful basis for assessing our ability to fund our activities, including the financing of scheduled debt repayments.

Cautionary Note Regarding Forward-Looking Statements

Except for historical information, all of the statements, expectations, and assumptions contained in this press release are forward-looking statements, including but not limited to our full year business outlook. Forward-looking statements typically contain terms such as “anticipate,” “believe,” “consider,” “continue,” “could,” “estimate,” “expect,” “explore,” “foresee,” “goal,” “guidance,” “intend,” “likely,” “may,” “plan,” “potential,” “predict,” “preliminary,” “probable,” “project,” “promising,” “seek,” “should,” “will,” “would,” and similar expressions. Forward-looking statements include, but are not limited to, statements regarding (i) our strategic alternatives and cost reduction initiatives, (ii) our expectations regarding regulatory enforcement, including our ability to receive an exemption from new regulations, (iii) our financial and operating performance and (iv) our expectations for our business interruption insurance claim. Actual results might differ materially from those explicit or implicit in forward-looking statements. Important factors that could cause actual results to differ materially are set forth in “Risk Factors” in the Company’s Annual Report on Form 10-K filed on March 28, 2024, and in the Company’s Quarterly Report filed on May 15, 2024. All information provided in this release is as of the date hereof, and the Company assumes no obligation to and does not intend to update these forward-looking statements, except as required by law.

Investor Relations & Media Contact
Matt Kreps

Investor Relations

22nd Century Group

mkreps@xxiicentury.com

214-597-8200

22nd CENTURY GROUP, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(amounts in thousands, except share and per-share data)

	June 30,	December 31,
	2024	2023
ASSETS
Current assets:
Cash and cash equivalents	$1,279	$2,058
Accounts receivable, net	2,448	1,671
Inventories	2,664	4,346
Insurance recoveries	3,768	3,768
GVB promissory note	500	2,000
Prepaid expenses and other current assets	1,767	1,180
Current assets of discontinued operations held for sale	1,058	1,254
Total current assets	13,484	16,277
Property, plant and equipment, net	3,093	3,393
Operating lease right-of-use assets, net	1,769	1,894
Intangible assets, net	5,728	5,924
Other assets	15	15
Total assets	$24,089	$27,503

LIABILITIES AND SHAREHOLDERS' DEFICIT
Current liabilities:
Notes and loans payable - current	$877	$543
Current portion of long-term debt	1,500	5,848
Operating lease obligations	245	231
Accounts payable	3,893	4,445
Accrued expenses	884	1,322
Accrued litigation	3,768	3,768
Accrued payroll	300	883
Accrued excise taxes and fees	2,510	2,234
Deferred income	389	726
Other current liabilities	309	1,849
Current liabilities of discontinued operations held for sale	1,397	3,185
Total current liabilities	16,072	25,034
Long-term liabilities:
Operating lease obligations	1,571	1,698
Long-term debt	6,046	8,058
Other long-term liabilities	1,355	1,123
Total liabilities	25,044	35,914
Shareholders' equity (deficit)
Preferred stock, $.00001 par value, 10,000,000 shares authorized
Common stock, $.00001 par value, 250,000,000 shares authorized
Capital stock issued and outstanding:
9,272,518 common shares (2,720,437 at December 31, 2023)
Common stock, par value	—	—
Capital in excess of par value	384,603	370,297
Accumulated deficit	(385,558)	(378,707)
Total shareholders' deficit	(955)	(8,410)
Total liabilities and shareholders’ deficit	$24,089	$27,503

22nd CENTURY GROUP, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(Unaudited)

(amounts in thousands, except share and per-share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2024	2023	2024	2023
Revenues, net	$7,947	$8,050	$14,416	$16,977
Cost of goods sold	3,869	4,682	8,082	9,407
Excise taxes and fees on products	3,508	4,329	6,893	8,514
Gross (loss) profit	570	(961)	(559)	(944)
Operating expenses:
Sales, general and administrative	2,360	10,283	5,266	20,119
Research and development	250	799	675	1,529
Other operating expense (income), net	7	—	(19)	(146)
Total operating expenses	2,617	11,082	5,922	21,502
Operating loss from continuing operations	(2,047)	(12,043)	(6,481)	(22,446)
Other income (expense):
Other income (expense), net	339	(613)	339	(768)
Interest income, net	21	65	21	122
Interest expense	(501)	(1,071)	(1,517)	(1,399)
Total other expense	(141)	(1,619)	(1,157)	(2,045)
Loss from continuing operations before income taxes	(2,188)	(13,662)	(7,638)	(24,491)
Provision for income taxes	26	46	26	46
Net loss from continuing operations	$(2,214)	$(13,708)	$(7,664)	$(24,537)

Discontinued operations:
Income (loss) from discontinued operations before income taxes	$1,102	$(6,831)	$813	$(14,184)
Provision (benefit) for income taxes	—	—	—	—
Net income (loss) from discontinued operations	$1,102	$(6,831)	$813	$(14,184)

Net loss	$(1,112)	$(20,539)	$(6,851)	$(38,721)
Deemed dividends	(445)	(367)	(4,034)	(367)
Net loss available to common shareholders	$(1,557)	$(20,906)	$(10,885)	$(39,088)

Basic and diluted loss per common share from continuing operations	$(0.30)	$(15.61)	$(1.44)	$(28.46)
Basic and diluted loss per common share from discontinued operations	$0.15	$(7.78)	$0.15	$(16.45)
Basic and diluted loss per common share from deemed dividends	$(0.06)	$(0.42)	$(0.76)	$(0.43)
Basic and diluted loss per common share	$(0.21)	$(23.81)	$(2.05)	$(45.34)
Weighted average common shares outstanding - basic and diluted	7,449,706	878,171	5,307,471	862,177

Net loss	$(1,112)	$(20,539)	$(6,851)	$(38,721)
Other comprehensive income:
Unrealized gain on short-term investment securities	—	10	—	71
Foreign currency translation	—	42	—	38
Reclassification of realized losses to net loss	—	28	—	41
Other comprehensive income	—	80	—	150
Comprehensive loss	$(1,112)	$(20,459)	$(6,851)	$(38,571)

Table A – Reconciliations of Non-GAAP Measures

(dollars in thousands, except share and per-share data)

Below is a table containing information relating to the Company’s Net loss, EBITDA and Adjusted EBITDA for the three and six month periods ended June 30, 2024 and 2023, including a reconciliation of these Non-GAAP measures for such periods.

	(UNAUDITED)
	Three Months Ended
	June 30,		$ Change
	2024	2023	fav / (unfav)[1]
Net loss from continuing operations	$(2,214)	$(13,708)	$11,494
Interest (income)/expense, net	479	1,006	(527)
Provision (benefit) for income taxes	26	46	(20)
Amortization and depreciation	248	365	(117)
EBITDA	$(1,461)	$(12,291)	$10,830
Adjustments:
Restructuring and impairment	(319)	—	(319)
Change in fair value of derivative liabilities	(541)	—	(541)
Change in fair value of warrant liabilities	(324)	584	(908)
Equity-based employee compensation expense	56	1,456	(1,400)
Adjusted EBITDA	$(2,589)	$(10,251)	$7,662

Adjusted EBITDA loss per common share	$(0.35)	$(11.67)	$11.33
Weighted average common shares outstanding - basic and diluted	7,449,706	878,171

	(UNAUDITED)
	Six Months Ended
	June 30,		$ Change
	2024	2023	fav / (unfav)[1]
Net loss from continuing operations	$(7,664)	$(24,537)	$16,873
Interest (income)/expense, net	1,495	1,277	218
Provision (benefit) for income taxes	26	46	(20)
Amortization and depreciation	514	726	(212)
EBITDA	$(5,629)	$(22,488)	$16,859
Adjustments:
Restructuring and impairment	(345)	—	(345)
Inventory write-down	431	—	431
Change in fair value of derivative liabilities	(459)	—	(459)
Change in fair value of warrant liabilities	(324)	723	(1,047)
Equity-based employee compensation expense	237	2,552	(2,315)
Adjusted EBITDA	$(6,089)	$(19,213)	$13,124

Adjusted EBITDA loss per common share	$(1.15)	$(22.28)	$21.14
Weighted average common shares outstanding - basic and diluted	5,307,471	862,177

1Fav = Favorable variance, which increases EBITDA and Adjusted EBITDA; Unfav = unfavorable variance, which reduces EBITDA and Adjusted EBITDA

Table B: Net Total Debt Reconciliation

(dollars in thousands)

	June 30,	December 31,
	2024	2023
Total debt	$7,546	$13,906
Add: debt discounts and deferred issuance costs included in total debt	779	1,453
Total principal amount of debt outstanding	8,325	15,359
Less: Cash and cash equivalents	1,279	2,058
Net total debt (Non-GAAP)	$7,046	$13,301